SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       ___________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  July 13, 1998

                             NATIONSBANK CORPORATION
             (Exact name of registrant as specified in its charter)

                                 North Carolina
         (State or other jurisdiction of incorporation or organization)

                                     1-6523
                            (Commission File Number)

                                   56-0906609
                        (IRS Employer Identification No.)

                          NationsBank Corporate Center
                            Charlotte, North Carolina
                    (Address of principal executive offices)

                                      28255
                                   (Zip Code)

                                 (704) 386-5000
              (Registrant's telephone number, including area code)

     ITEM 5.   OTHER EVENTS.

     Release of Second Quarter Earnings. On July 13, 1998, NationsBank Corporation, the registrant (the "Registrant"), announced financial results for the second quarter of fiscal 1998, reporting earnings of $1.13 billion and earnings per common share of $1.18. A copy of the press release announcing the results of the Registrant's fiscal quarter ended June 30, 1998 is filed as
Exhibit 99.1 to this Current Report on Form  8-K.

     ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          The following exhibits are filed herewith:

     EXHIBIT NO.    DESCRIPTION OF EXHIBIT

     99.1 Press Release dated July 13, 1998 with respect to the Registrant's financial results for the fiscal quarter ended June 30, 1998.


                           SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              NATIONSBANK CORPORATION



                              By:  /s/ Marc D. Oken
                                       Marc D. Oken
                                       Chief Accounting Officer




Dated:         July 13, 1998